Exhibit 99.1

City National Corp. Reports 2006 Net Income Of $233.5 Million, or $4.66 Per Share

Company Announces 12 Percent Dividend Increas

e Average Loans Grow 12 Percent

LOS ANGELES, Jan. 23, 2007 (PRIME NEWSWIRE) -- City National Corporation (NYSE:CYN), the parent company of wholly owned City National Bank, today reported 2006 net income of $233.5 million, or $4.66 per share. In 2005, the company earned $4.60 per share on net income of $234.7 million.

Net income in the fourth quarter of 2006 amounted to $58.6 million, or $1.19 per share, compared with $61.8 million, or $1.21 per share, in the fourth quarter of 2005.

City National Corporation also announced that its Board of Directors has increased the company's annual common stock cash dividend to $1.84 per share, up 12 percent from the $1.64 previously paid. A dividend of $0.46 per share will be payable on February 21, 2007 to stockholders of record on February 7, 2007.

This is the 13th consecutive year in which City National Corporation has increased its dividend.

2006 FINANCIAL HIGHLIGHTS

 -- Average loan balances rose 12 percent to $9.9 billion.

 -- Average deposits totaled $11.9 billion, a 1 percent increase from 2005.

 -- Noninterest income reached $242.6 million, up 15 percent from the previous year due to the acquisition of Independence Investments as well as increasing wealth management and international banking services fee revenue.

 -- Assets under direct management increased 45 percent to $27.9 billion.

 -- Credit quality remained strong. The company required no provision for credit losses, remaining adequately reserved at 1.5 percent of total loans.

 -- City National's return on average equity in 2006 was 15.99 percent, compared with 16.89 percent in 2005. The company's return on average assets in 2006 was 1.59 percent, compared with 1.66 percent for the previous year.

"City National's 2006 performance was excellent in every respect, except growth in net income due primarily to the rise in deposit costs and a relatively moderate reduction in our strong net interest margin in this interest rate environment," said Russell Goldsmith, President and Chief Executive Officer of City National Corporation. "Loan growth was strong. Credit quality was outstanding. Noninterest income continued its robust year-over-year growth.

"City National also continued to make meaningful and appropriate investments for its long-term growth. Early in 2006, the company broadened its investment capabilities by acquiring Independence Investments and more recently announced plans to expand into Nevada with the acquisition of Business Bank of Nevada, which should close in the first quarter of 2007. Our talented organization continued to add new client relationships and successfully introduced new products, like City National E-Deposit, that reflect our focus and effectiveness as California's Premier Private and Business Bank. Recognizing City National's quality, strength and value, Bank Director magazine recently ranked the company fourth in a comprehensive performance comparison of America's top 150 banks."

                                       For the 12 months
                                             ended
                                          December 31,
 Dollars in millions,               ------------------------     %
 except per share                       2006          2005     Change
 ---------------------------------- ------------------------ ---------
 Earnings Per Share                    $ 4.66        $ 4.60       1
 Net Income                             233.5         234.7      (1)
 Average Assets                      14,715.5      14,161.3       4
 Return on Average Assets                1.59%        1.66%    (4)
 Return on Average Equity               15.99         16.89      (5)

ASSETS

Total assets at December 31, 2006 were $14.9 billion, up 2 percent from the previous year.

REVENUE

Revenue grew to $848 million, up 3 percent from 2005, due primarily to the strong growth of noninterest income and loans.

NET INTEREST INCOME

Fully taxable-equivalent net interest income totaled $619 million in 2006, down 1 percent from 2005, due primarily to higher deposit costs.

Average loan balances grew 12 percent in 2006, led by a 17 percent increase in commercial loans and an 11 percent rise in residential mortgage loans. Commercial real estate mortgages increased 8 percent, while construction loans were virtually unchanged.

City National's prime lending rate was 8.25 percent on December 31, 2006, unchanged from September 30, 2006 but up 100 basis points from the end of 2005.

 Dollars in millions                2006              2005     Change
 ----------------------------    ---------------------------   -------
 Average Loans                    $ 9,948.3        $ 8,875.4       12
 Average Total Securities           3,489.1          4,029.4      (13)
 Average Earning Assets            13,522.7         13,001.7        4
 Average Deposits                  11,869.9         11,778.8        1
 Average Core Deposits             10,148.6         10,765.3       (6)
 Fully Taxable-Equivalent
 Net Interest Income                  618.8            622.5       (1)
 Net Interest Margin                   4.58%           4.79%     (4)

Average deposits for the year totaled $11.9 billion, a 1 percent increase from the previous year. Average noninterest-bearing deposits fell 4 percent from 2005 but increased 1 percent from the third quarter of 2006. Title and escrow balances averaged $1.26 billion for the year, down from $1.61 billion in 2005 but slightly higher than the third-quarter 2006 total of $1.25 billion. Average interest-bearing deposits increased 6 percent from 2005 and 1 percent from the third quarter of 2006.

The company's net interest margin averaged 4.58 percent in 2006, compared with 4.79 percent in the previous year. This decline was attributable primarily to higher deposit costs.

Average securities for 2006 totaled $3.5 billion, a 13 percent decline from the previous year. At December 31, 2006 the average duration of total available-for-sale securities was 3.3 years. It was 3.0 years at the end of 2005.

NONINTEREST INCOME

Noninterest income reached $242.6 million in 2006, up 15 percent from the previous year, or 7 percent excluding the impact of the second-quarter acquisition of Independence Investments LLC. The increase in 2006 was due largely to the continued growth of City National's wealth management business and international banking services fees.

At year-end 2006, noninterest income accounted for 29 percent of City National's total revenue, up from 25 percent at December 31, 2005.

Wealth Management

Trust and investment fees grew 33 percent in 2006, while fees for brokerage and mutual fund services increased 20 percent. Assets under management increased 45 percent from 2005, due to the Independence acquisition, new business, a strong relative investment performance and higher market values. Increases in market values are reflected in fee income primarily on a trailing-quarter basis.

                                            At or for the
                                           12 months ended
                                             December 31,
                                     ------------------------    %
 Dollars in millions                      2006         2005    Change
 --------------------------------    -----------   ----------  ------
 Trust and Investment Fee Revenue        $107.5       $ 80.8      33
 Brokerage and Mutual Fund Fees            50.4         41.9      20
 Assets Under Management (1)           27,859.7     19,256.2      45
 Total Assets Under Management
        or Administration (1)          48,684.2     39,589.0      23

 (1) Excludes $9.1 billion and $7.2 billion of assets under management for the investment affiliates in which City National held
     minority ownership interests as of December 31, 2006 and December
     31, 2005, respectively.

Other Noninterest Income

International banking services fees grew 13 percent in 2006, reflecting increased demand for both foreign exchange services and letters of credit. Service charges for deposit accounts fell 7 percent from 2005, due largely to a higher earnings credit for cash management clients who maintain deposit balances to pay for services.

NONINTEREST EXPENSE

Expenses grew 9 percent in 2006. However, they increased only 4 percent excluding the impact of the acquisition of Independence Investments and the new expensing required for stock options in 2006. Implementation of the required accounting change for employee stock options increased City National's noninterest expense by $6.9 million. After tax, it amounted to $4.3 million, or 8 cents per share.

City National's 2006 efficiency ratio was 55.98, compared with 53.30 in 2005. This year-over-year increase was due primarily to lower revenue growth brought about by a shift in deposits as well as stock option expensing and the acquisition of Independence Investments.

CREDIT QUALITY

Asset quality remained strong. Nonaccrual loans at December 31, 2006 totaled $20.9 million, or 20 basis points of total loans. Net loan recoveries in 2006 amounted to $2.8 million.

The company made no provision for credit losses in 2006. This was attributable to management's quantitative and qualitative assessment of asset quality, credit risk, loan growth and economic conditions. At December 31, 2006 the allowance for loan losses was $155.3 million, or 1.5 percent of total loans. The company maintains an additional reserve of $16.4 million for unfunded credit commitments.

INCOME TAXES

City National's effective tax rate was 36.4 percent for the year. That compares with a 37.7 percent rate in 2005. The decline in the effective tax rate was due primarily to a tax-free gain on an investment in liquidation.

FOURTH-QUARTER 2006 HIGHLIGHTS

 -- Fourth-quarter revenue grew to $215 million, up 1 percent from both the fourth quarter of 2005 and the third quarter of 2006.

 -- Fully tax-equivalent net interest income amounted to $154 million, down 5 percent from the fourth quarter of 2005 but up 1 percent from the third quarter of 2006. The company’s net interest margin averaged
    4.51 percent in the fourth quarter of 2006, compared with 4.53 percent in the previous quarter.

 -- Average loans reached an all-time high of $10.2 billion, up 11 percent from the same period of 2005 and 2 percent from the third quarter of 2006.

 -- Average deposits amounted to $12.1 billion in the fourth quarter,
    $51 million higher than they were in the same period of 2005.
    Average balances increased 1 percent from the third quarter of 2006.

 -- Credit quality remained strong. Nonaccrual loans totaled $20.9 million, or 20 basis points of total loans. Net charge-offs amounted to only $2.9 million, or 11 basis points of total loans.

 -- Noninterest income totaled $64 million, up 20 percent from the same period in 2005 but down 1 percent from the third quarter of 2006.
    Excluding the impact of the Independence acquisition and several unusual items, noninterest income increased 10 percent from the fourth quarter of 2005.  In the fourth quarter of 2006, City
    National realized a tax-free gain of $6.9 million ($11.1 million on a pre-tax equivalent basis) on the recovery of an investment in liquidation, which was partly offset by a loss on the sale of an asset management affiliate.  The company also realized investment securities losses of $4.1 million.

 -- Noninterest expense increased 11 percent from the fourth quarter of
    2005 and 5 percent from the third quarter of 2006.  Fourth-quarter
    2006 results included an additional $2.5 million of miscellaneous expenses.  Excluding the impact of the Independence acquisition and stock option expense, noninterest expense increased 5 percent from the fourth quarter of 2005.

 -- The fourth-quarter effective tax rate was 33.5 percent.  Excluding the tax-free gain on an investment in liquidation, the company's tax rate was 36 percent, compared with 36.5 percent in the third quarter.

2007 OUTLOOK

Management currently anticipates earnings per share growth of between 3 percent and 5 percent in 2007. Nearly all of City National's key operating metrics -- loans, credit quality, noninterest income and noninterest expense management -- are expected to reflect a reasonably strong performance this year, with loans growing at a slightly lower rate than they did in 2006. Earnings per share growth will be moderated by the full-year averaging effect of lower deposit levels and higher deposit costs realized in 2006, as well as the likelihood of a modest credit-loss provision in 2007.

City National's pending acquisition of Business Bank of Nevada is scheduled to close during the first quarter of this year, and the acquisition is expected to be neutral to earnings per share in 2007.

CAPITAL LEVELS

City National remains well-capitalized by regulatory standards. Total risk-based capital and Tier 1 risk-based capital ratios at December 31, 2006 were 13.53 percent and 11.01 percent, respectively, compared with the minimum regulatory standards of 10 percent and 6 percent for "well-capitalized" institutions. City National's Tier 1 leverage ratio at December 31, 2006 was 8.74 percent, well above the regulatory minimum ratio of 5 percent.

At September 30, 2006 the total risk-based capital, Tier 1 risk-based capital and Tier 1 leverage ratios were 14.21 percent, 11.18 percent and 8.66 percent, respectively.

The period-end ratio of shareholders' equity to total assets at December 31, 2006 was 9.96 percent, compared with 10.00 percent at the same time in 2005 and 9.98 percent at September 30, 2006.

In the fourth quarter of 2006, City National implemented SEC Staff Accounting Bulletin No. 108. This resulted in a $10.2 million reduction to shareholders' equity to correct cumulative immaterial differences as of January 1, 2006 related to prior years.

STOCK REPURCHASE

In 2006, City National repurchased 2.3 million shares at an average cost of $69.01. The company is currently authorized to buy back an additional 1.1 million shares.

CONFERENCE CALL

City National Corporation will host a conference call this afternoon to discuss 2006 financial results. The call will begin at 2:00 p.m. PST. Analysts and investors may dial in and participate in the question/answer session. To access the call, please dial 800.706.7741 and enter pass code 35592070. A listen-only live broadcast of the call also will be available on the investor relations page of the company's Website at www.cnb.com. It will be archived and available there for 12 months.

ABOUT CITY NATIONAL

City National Corporation's wholly owned subsidiary, City National Bank, provides banking, investment and trust services through 54 offices, including 12 full-service regional centers, in Southern California, the San Francisco Bay Area and New York City. For more information about City National, visit the company's website at www.cnb.com.

THE MERGER OF BUSINESS BANK CORP. INTO CITY NATIONAL CORP.

On November 1, 2006 City National Corporation announced plans to acquire Business Bank Corporation, parent company of the Business Bank of Nevada. City National Corporation and Business Bank Corporation have filed a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (SEC). WE URGE INVESTORS TO READ THIS PROXY STATEMENT/PROSPECTUS AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors can obtain City National Corporation documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by City National Corporation are available free of charge from the company's Investor Relations Department at (213) 673-7615. Business Bank Corporation stockholder documents are available free of charge from Business Bank Corporation's Investor Relations Department at (702) 952-4415.

The directors, executive officers, and certain other members of management and employees of Business Bank Corporation are participants in the solicitation of proxies in favor of the merger from the stockholders of Business Bank Corporation. Information about the directors and executive officers of Business Bank Corporation is set forth in the proxy statement for its 2006 annual meeting of stockholders, which is available on Business Bank Corporation's website at www.bbnv.com, under the heading "Investor Relations." Additional information regarding the interests of such participants is included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

SAFE-HARBOR LANGUAGE

This news release contains forward-looking statements about the company, for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company’s markets, (4) other-than-expected credit losses due to business losses, real estate cycles or other economic events, (5) earthquake or other natural disasters affecting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses and de novo branching efforts, (7) the impact of changes in regulatory, judicial or legislative tax treatment of business transactions, (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies, and (9) general business and economic conditions, including movements in interest rates, the slope of the yield curve and changes in business formation and growth, commercial real estate development and real estate prices.

Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance, including the factors that influence earnings.

For a more complete discussion of these risks and uncertainties, see the company's Annual Report on Form 10-K for the year ended December 31, 2005 and particularly Part I, Item 1A, titled "Risk Factors."

 CITY NATIONAL CORPORATION
 FINANCIAL HIGHLIGHTS
 (unaudited)

                              For The Period Ended December 31,
                  ----------------------------------------------------
                         Three Months             Twelve Months
                  -------------------------   ------------------------
                                      %                           %
                    2006      2005  Change      2006      2005  Change
                  -------------------------   ------------------------
 Per Common Share
  Net Income
   Basic          $  1.23   $  1.25    (2)    $  4.82   $  4.77     1
   Diluted           1.19      1.21    (2)       4.66      4.60     1
  Dividends          0.41      0.36    14        1.64      1.44    14
  Book value                                    31.18     29.55     6

 Results of
  Operations:
   (In millions)
  Interest income $   214   $   191    12     $   826   $   716    15
  Interest expense     63        32    97         220       106   108
                  -------------------------   ------------------------
   Net interest
    income            151       159    (5)        606       610    (1)
  Net interest
   income (Fully
   tax-equivalent)    154       162    (5)        619       623    (1)
  Total revenue       215       213     1         848       821     3
  Provision for
   credit losses       --        --    NM          (1)       --    NM
  Net income           59        62    (5)        234       235    (1)

 Financial Ratios:
  Performance Ratios:
   Return on average
    assets           1.58%     1.69%             1.59%     1.66%
   Return on average
    shareholders'
    equity          15.77     17.15             15.99     16.89
   Period-end share-
    holders' equity
    to period-end
    assets                                       9.96     10.00
   Net interest
    margin           4.51      4.85              4.58      4.79
   Efficiency
    ratio           58.21     52.86             55.98     53.30
  Capital Adequacy
   Ratios
    (Period end):
   Tier 1 leverage                               8.74      8.82
   Tier 1 risk-
    based capital                               11.01     12.33
   Total risk-
    based capital                               13.53     15.53

 Asset Quality
   Ratios:
  Allowance for
   loan and lease
   losses to:
    Total loans                                  1.50%     1.66%
    Nonaccrual
     loans                                     743.88  1,069.33
  Nonperforming
   assets to:
    Total loans and
    nonperforming
    assets                                       0.20      0.16
   Total assets                                  0.14      0.10
  Net (charge-offs)/
   recoveries to
   Average total
   loans
   (annualized)    (0.11)%     0.09%             0.03%     0.10%

 Average Balances:
   (In millions)
 Loans            $10,245   $ 9,210    11     $ 9,948   $ 8,875    12
 Interest-earning
  assets           13,538    13,281     2      13,523    13,002     4
 Assets            14,712    14,468     2      14,716    14,161     4
 Core deposits     10,081    10,864    (7)     10,149    10,765    (6)
 Deposits          12,051    12,000    --      11,870    11,779     1
 Interest-bearing
  liabilities       7,310     6,636    10       7,305     6,592    11
 Shareholders'
  equity            1,473     1,429     3       1,461     1,390     5
                  -------------------------   ------------------------
 Period-End
  Balances:
   (In millions)
  Loans                                       $10,386   $ 9,266    12
  Assets                                       14,874    14,582     2
  Core deposits                                10,326    11,081    (7)
  Deposits                                     12,173    12,138    --
  Shareholders'
   equity                                       1,481     1,458     2

 Wealth Management:
   (In millions)(a)
  Assets under
   management                                 $27,860   $19,256    45
  Assets under
   management or
   administration                              48,684    39,589    23

 (a) Excludes $9.1 and $7.2 billion of assets under management for the Convergent Capital Management asset managers in which City
     National holds minority ownership interests as of December 31,
     2006 and December 31, 2005, respectively.

 CITY NATIONAL CORPORATION
 CONSOLIDATED STATEMENTS OF INCOME
 (unaudited)

 (Dollars in thousands except per share data)

                     Three Months Ended          Twelve Months Ended
                         December 31,                December 31,
                 --------------------------   ------------------------
                                       %                           %
                   2006     2005     Change     2006      2005   Change
                 -----------------------------------------------------
 Interest
  income         $213,551  $191,333      12   $826,294  $716,276    15
 Interest
  expense          62,788    31,886      97    220,405   106,125   108
                 --------  --------           --------  --------
  Net Interest
   Income         150,763   159,447      (5)   605,889   610,151    (1)

 Provision for
  Credit Losses        --        --      NM       (610)       --    NM

 Noninterest Income
  Trust and invest-
   ment fees       30,777    20,362      51    107,462    80,818    33
  Brokerage and
   mutual fund
   fees            13,309    11,174      19     50,358    41,927    20
  Cash management
   and deposit
   transaction fees 7,909     7,842       1     31,631    34,096    (7)
  International
   services         6,486     6,256       4     26,174    23,159    13
  Bank-owned life
   insurance          700       670       4      2,996     3,203    (6)
  Other service
   charges and fees 6,725     7,185      (6)    25,693    24,908     3
  Gain (loss) on
   sale of assets   2,482        81   2,964      2,750     1,067   158
  Gain (loss) on
   sale of
   securities      (4,130)      (53)  7,692     (4,500)    1,287  (450)
                 --------  --------           --------  --------
   Total non-
    interest
    income         64,258    53,517      20    242,564   210,465    15

 Noninterest Expense
  Salaries and
   employee
   benefits        74,499    66,460      12    295,151   263,398    12
  Net occupancy of
   premises        11,562    10,074      15     40,241    35,083    15
  Legal and pro-
   fessional fees  10,025    11,419     (12)    37,731    41,596    (9)
  Information
   services         5,138     4,299      20     19,097    16,996    12
  Depreciation      4,908     4,778       3     19,062    18,434     3
  Amortization of
   intangibles      1,456     1,865     (22)     5,284     6,595   (20)
  Marketing and
   advertising      5,153     4,472      15     18,654    16,171    15
  Office services   2,888     2,942      (2)    10,751    10,697     1
  Equipment         1,043       582      79      2,812     2,355    19
  Minority interest
   expense          1,709       571     199      5,958     5,675     5
  Other             8,632     6,690      29     27,436    27,060     1
                 --------  --------           --------  --------
   Total non-
    interest
    expense       127,013   114,152      11    482,177   444,060     9
                 --------  --------           --------  --------

 Income Before
  Taxes            88,008    98,812     (11)   366,886   376,556    (3)

 Applicable Income
  Taxes            29,452    37,055     (21)   133,363   141,821    (6)
                 --------  --------           --------  --------
 Net Income      $ 58,556  $ 61,757      (5)  $233,523  $234,735    (1)
                 ========  ========           ========  ========
 Other Data:
  Earnings per
   common share
   - basic       $   1.23  $   1.25      (2)  $   4.82  $   4.77     1
  Earnings per
   common share
   - diluted     $   1.19  $   1.21      (2)  $   4.66  $   4.60     1
  Dividends paid
   per common
   share         $   0.41  $   0.36      14   $   1.64  $   1.44    14
  Dividend payout
   ratio            33.55%    28.89%     16      34.31%    30.35%   13
  Return on average
   assets            1.58%     1.69%     (7)      1.59%     1.66%   (4)
  Return on average
   shareholders'
   equity           15.77%    17.15%     (8)     15.99%    16.89%   (5)
  Net interest
   margin (Fully
   taxable-
   equivalent)       4.51%     4.85%     (7)      4.58%     4.79%   (4)
  Full-time
  equivalent
  employees         2,670     2,539       5

 CITY NATIONAL CORPORATION
 CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
 (unaudited)

 (Dollars in thousands except per share data)

                                          2006
                  ----------------------------------------------------
                  Fourth      Third     Second      First     Year to
                  Quarter    Quarter    Quarter    Quarter      Date
                  --------   --------   --------   --------   --------
 Interest Income  $213,551   $208,347   $206,204   $198,192   $826,294
 Interest Expense   62,788     59,625     52,206     45,786    220,405
                  --------   --------   --------   --------   --------
  Net Interest
   Income          150,763    148,722    153,998    152,406    605,889

 Provision for
  Credit Losses         --         --       (610)        --       (610)

 Noninterest Income
  Trust and invest-
   ment fees        30,777     30,002     24,909     21,774    107,462
  Brokerage and
   mutual fund fees 13,309     13,096     12,269     11,684     50,358
  Cash management
   and deposit
   transaction fees  7,909      7,967      7,691      8,064     31,631
  International
   services          6,486      6,829      6,870      5,989     26,174
  Bank-owned life
   insurance           700        685        677        934      2,996
  Other service
   charges and fees  6,725      6,303      6,888      5,777     25,693
  Gain on sale
   of assets         2,482        268         --         --      2,750
  Gain (loss) on
   sale of
   securities       (4,130)      (362)      (716)       708     (4,500)
                  --------   --------   --------   --------   --------
   Total non-
    interest income 64,258     64,788     58,588     54,930    242,564

 Noninterest Expense
  Salaries and
   employee
   benefits         74,499     75,318     73,718     71,616    295,151
  Net occupancy of
   premises         11,562     10,207      9,460      9,012     40,241
  Legal and pro-
   fessional fees   10,025      9,120      9,169      9,417     37,731
  Information
   services          5,138      4,932      4,571      4,456     19,097
  Depreciation       4,908      4,832      4,662      4,660     19,062
  Amortization of
   intangibles       1,456        (37)     1,974      1,891      5,284
  Marketing and
   advertising       5,153      4,495      4,990      4,016     18,654
  Office services    2,888      2,623      2,549      2,691     10,751
  Equipment          1,043        514        623        632      2,812
  Minority interest
   expense           1,709      1,808      1,213      1,228      5,958
  Other              8,632      6,857      6,243      5,704     27,436
                  --------   --------   --------   --------   --------
   Total non-
    interest
    expense        127,013    120,669    119,172    115,323    482,177
                  --------   --------   --------   --------   --------

 Income Before
  Taxes             88,008     92,841     94,024     92,013    366,886

 Applicable Income
  Taxes             29,452     33,847     35,283     34,781    133,363
                  --------   --------   --------   --------   --------
 Net Income       $ 58,556   $ 58,994   $ 58,741   $ 57,232   $233,523
                  ========   ========   ========   ========   ========
 Other Data:
  Earnings per
   common share
   - basic        $   1.23   $   1.23   $   1.20   $   1.16   $   4.82
  Earnings per
   common share
   - diluted      $   1.19   $   1.20   $   1.16   $   1.12   $   4.66
  Dividends paid
   per common
   share          $   0.41   $   0.41   $   0.41   $   0.41   $   1.64
  Dividend payout
   ratio             33.55%     33.64%     34.43%     35.65%     34.31%
  Return on
   average assets     1.58%      1.61%      1.59%      1.57%      1.59%
  Return on
   average share-
   holders' equity   15.77%     16.30%     16.20%     15.68%     15.99%
  Net interest
   margin (Fully
   taxable-
   equivalent)        4.51%      4.53%      4.65%      4.62%      4.58%
 Full-time
  equivalent
  employees          2,670      2,672      2,648      2,570

 CITY NATIONAL CORPORATION
 CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
 (unaudited)

 (Dollars in thousands except per share data)

                                        2005
               -------------------------------------------------------
                  Fourth     Third     Second      First      Full
                  Quarter   Quarter    Quarter    Quarter     Year
                 ---------  ---------  ---------  ---------  ---------
 Interest Income $ 191,333  $ 184,145  $ 173,692  $ 167,106  $ 716,276
 Interest Expense   31,886     28,396     24,619     21,224    106,125
                 ---------  ---------  ---------  ---------  ---------
  Net Interest
   Income          159,447    155,749    149,073    145,882    610,151

 Provision for
   Credit Losses        --         --         --         --         --

 Noninterest
   Income
  Trust and investment
    fees            20,362     20,494     20,119     19,844     80,818
  Brokerage and
   mutual fund
   fees             11,174     10,946      9,931      9,877     41,927
  Cash management
   and deposit
   transaction
   fees              7,842      8,370      8,874      9,010     34,096
  International
   services          6,256      6,107      5,908      4,888     23,159
  Bank-owned life
   insurance           670      1,017        652        864      3,203
  Other service
   charges and
   fees              7,185      6,138      5,442      6,141     24,908
  Gain on sale
   of assets            81        801        162         23      1,067
  Gain (loss) on
   sale of
   securities          (53)       241        844        255      1,287
                 ---------  ---------  ---------  ---------  ---------
   Total noninterest
    income          53,517     54,114     51,932     50,902    210,465

 Noninterest Expense
  Salaries and
   employee
   benefits         66,460     66,467     63,839     66,632    263,398
  Net occupancy
   of premises      10,074      8,666      8,727      7,616     35,083
  Legal and
   professional
   fees             11,419     10,672     10,791      8,714     41,596
  Information
   services          4,299      4,471      4,015      4,211     16,996
  Depreciation       4,778      4,551      4,535      4,570     18,434
  Amortization of
   intangibles       1,865      1,852      1,441      1,441      6,595
  Marketing and
   advertising       4,472      4,182      3,943      3,574     16,171
  Office services    2,942      2,578      2,688      2,489     10,697
  Equipment            582        578        646        549      2,355
  Minority interest
   expense             571      1,761      1,532      1,811      5,675
  Other              6,690      6,862      6,796      6,708     27,060
                 ---------  ---------  ---------  ---------  ---------
   Total
    noninterest
    expense        114,152    112,640    108,953    108,315    444,060
                 ---------  ---------  ---------  ---------  ---------

 Income Before
   Taxes            98,812     97,223     92,052     88,469    376,556

 Applicable Income
   Taxes            37,055     37,413     34,345     33,008    141,821
                 ---------  ---------  ---------  ---------  ---------

 Net Income      $  61,757  $  59,810  $  57,707  $  55,461  $ 234,735
                 =========  =========  =========  =========  =========

 Other Data:
  Earnings per
   common share -
   basic         $    1.25  $    1.22  $    1.18  $    1.13  $    4.77
  Earnings per
   common share -
   diluted       $    1.21  $    1.17  $    1.13  $    1.09  $    4.60
  Dividends paid
   per common
   share         $    0.36  $    0.36  $    0.36  $    0.36  $    1.44
  Dividend payout
   ratio             28.89%     29.82%     30.86%     32.02%     30.35%
  Return on average
   assets             1.69%      1.66%      1.65%      1.62%      1.66%
  Return on average
   shareholders'
   equity            17.15%     16.74%     17.03%     16.63%     16.89%
  Net interest margin
   (Fully taxable-
   equivalent)        4.85%      4.80%      4.72%      4.75%      4.79%
  Full-time equivalent
   employees         2,539      2,516      2,477      2,445

 CITY NATIONAL CORPORATION
 CONSOLIDATED PERIOD END BALANCE SHEET
 (unaudited)

                                          2006
                  --------------------------------------------------
                      Fourth        Third       Second        First
 (In thousands)       Quarter      Quarter      Quarter      Quarter
 -----------------  -----------  -----------  -----------  -----------
 Assets

  Cash and due
   from banks         $ 423,114   $  457,396   $  467,076   $  457,156
  Federal funds
   sold                 127,000        3,300        1,900         --
  Due from banks -
   interest-bearing      60,940       65,323       50,416       48,890
  Securities-
   available-for-
   sale               2,954,372    3,175,230    3,211,590    3,850,173
  Trading account
   securities           147,907      116,870      123,418       57,353
  Loans:
    Commercial        4,084,377    3,782,781    3,738,361    3,698,614
    Commercial real
     estate
     mortgages        2,064,478    2,066,373    2,032,698    1,891,517
    Residential
     mortgages        2,869,775    2,830,761    2,769,340    2,700,966
    Real estate
     construction       761,593      757,742      723,570      748,696
    Equity lines
     of credit          404,657      384,830      364,312      339,348
    Installment         201,125      197,871      193,474      188,262
                    -----------  -----------  -----------  -----------
    Total loans      10,386,005   10,020,358    9,821,755    9,567,403
    Allowance for
     loan and lease
     losses            (155,342)    (159,063)    (157,580)    (156,482)
                    -----------  -----------  -----------  -----------
    Net loans        10,230,663    9,861,295    9,664,175    9,410,921
  Premises and
   equipment, net        94,745       88,582       84,802       84,884
  Goodwill and
   other
   intangibles          287,561      298,471      298,004      283,642
  Other assets          548,155      550,291      575,686      546,365
                    -----------  -----------  -----------  -----------
    Total assets    $14,874,457  $14,616,758  $14,477,067  $14,739,384
                    ===========  ===========  ===========  ===========

 Liabilities:
  Deposits:

    Noninterest-
      bearing       $ 6,002,068  $ 5,639,811  $ 5,880,630  $ 5,945,485
    Interest-
      bearing         6,170,748    6,252,206    6,098,200    5,963,044
                    -----------  -----------  -----------  -----------
     Total deposits  12,172,816   11,892,017   11,978,830   11,908,529
  Federal funds
   purchased and
   securities sold
   under repurchase
   agreements           422,903      506,962      234,995      526,920
  Other short-term
   borrowed funds        97,525       72,426      143,724      151,522
  Subordinated debt     269,848      270,522      266,675      269,785
  Other long-term
   debt                 217,569      217,323      209,864      213,819
  Minority interest      28,425       28,578       27,985       25,225
  Other liabilities     184,380      170,710      206,929      164,020
                    -----------  -----------  -----------  -----------
    Total
     liabilities     13,393,466   13,158,538   13,069,002   13,259,820

 Shareholders' Equity

  Common stock           50,719       50,729       50,735       50,693
  Additional
   paid-in capital      402,324      404,163      402,476      399,976
  Retained earnings   1,264,697    1,235,959    1,196,812    1,158,290
  Accumulated other
    comprehensive
    loss                (41,386)     (46,400)     (86,931)     (73,250)
  Treasury shares      (195,363)    (186,231)    (155,027)     (56,145)
                    -----------  -----------  -----------  -----------
    Total
     shareholders'
     equity           1,480,991    1,458,220    1,408,065    1,479,564
                    -----------  -----------  -----------  -----------
    Total
     liabilities
     and
     shareholders'
     equity         $14,874,457  $14,616,758  $14,477,067  $14,739,384
                    ===========  ===========  ===========  ===========

 CITY NATIONAL CORPORATION
 CONSOLIDATED PERIOD END BALANCE SHEET
 (unaudited)

                                         2005
                   --------------------------------------------------
                     Fourth        Third       Second        First
 (In thousands)      Quarter      Quarter      Quarter      Quarter
 ----------------- -----------  -----------  -----------  -----------
 Assets

  Cash and due
   from banks      $   365,217  $   438,786  $   406,709  $   386,999
  Federal funds
   sold                157,000      185,000      400,000      190,000
  Due from banks -
   interest-bearing     40,803       39,485       34,676       36,982
  Securities-
   available-for-
   sale              3,952,501    3,983,874    4,010,860    3,972,247
  Trading account
   securities           59,344       42,634       22,337       37,490
  Loans:
   Commercial        3,505,576    3,367,607    3,311,059    3,082,663
   Commercial real
    estate
    mortgages        1,860,262    1,841,111    1,826,379    1,848,512
   Residential
    mortgages        2,644,030    2,571,537    2,485,177    2,405,732
   Real estate
    construction       721,890      711,755      724,895      759,090
   Equity lines of
    credit             333,548      317,703      310,101      274,735
   Installment         200,296      195,168      212,064      201,821
                   -----------  -----------  -----------  -----------
    Total loans      9,265,602    9,004,881    8,869,675    8,572,553
    Allowance for
     loan and
     lease losses     (153,983)    (152,920)    (147,930)    (147,607)
                   -----------  -----------  -----------  -----------
    Net loans        9,111,619    8,851,961    8,721,745    8,424,946
  Premises and
   equipment, net       82,868       76,754       73,169       68,354
  Goodwill and
   other
   intangibles         284,124      285,553      289,675      291,116
  Other assets         528,384      525,397      516,427      509,904
                   -----------  -----------  -----------  -----------
    Total assets   $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ===========  ===========  ===========  ===========
 Liabilities:
  Deposits:

    Noninterest-
     bearing       $ 6,562,038  $ 6,345,907  $ 6,468,339  $ 6,069,061
    Interest-
     bearing         5,576,434    5,769,807    5,683,869    5,693,563
                   -----------  -----------  -----------  -----------
    Total deposits  12,138,472   12,115,714   12,152,208   11,762,624
  Federal funds
   purchased and
   securities sold
   under repurchase
   agreements          190,190      191,036      204,052      155,645
  Other short-term
   borrowed funds      100,000       26,197       27,678          125
  Subordinated debt    275,682      278,076      285,771      280,068
  Other long-term
   debt                219,445      221,168      233,290      224,829
  Minority interest     24,351       24,856       25,400       25,525
  Other liabilities    175,712      155,220      146,311      149,039
                   -----------  -----------  -----------  -----------
    Total
     liabilities    13,123,852   13,012,267   13,074,710   12,597,855

 Shareholders'
  Equity

  Common stock          50,601       50,601       50,640       50,712
  Additional
   paid-in capital     396,659      398,289      398,981      399,612
  Retained earnings  1,121,474    1,077,561    1,035,589      995,688
  Accumulated other
   comprehensive
   loss                (51,551)     (36,879)     (12,948)     (43,288)
  Treasury shares      (59,175)     (72,395)     (71,374)     (82,541)
                   -----------  -----------  -----------  -----------
    Total
     shareholders'
     equity          1,458,008    1,417,177    1,400,888    1,320,183
                   -----------  -----------  -----------  -----------
    Total
     liabilities
     and
     shareholders'
     equity        $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ===========  ===========  ===========  ===========

 CITY NATIONAL CORPORATION
 CREDIT LOSS EXPERIENCE
 (unaudited)

 (Dollars in thousands)

                                           2006
                  ----------------------------------------------------
                  Fourth     Third      Second     First     Year To
                  Quarter    Quarter    Quarter    Quarter     Date
                  --------   --------   --------   --------  --------
 Allowance for Loan
  and Lease Losses

 Balance at
  beginning of
  period          $159,063   $157,580   $156,482   $153,983  $153,983

 Net (charge-offs)/
  recoveries:
   Commercial       (2,665)     1,912      1,122      1,792     2,161
   Commercial real
    estate mortgages   356         --         11        844     1,211
   Residential
    mortgages           --         --         --         --        --
   Real estate
    construction      (666)        18         17         16      (615)
   Equity lines of
    credit              --        (11)        --         --       (11)
   Installment          26         10         11          4        51
                  --------   --------   --------   --------  --------
    Total net
     (charge-offs)/
     recoveries     (2,949)     1,929      1,161      2,656     2,797

 Provision for
  credit losses/
  transfers           (772)      (446)       (63)      (157)   (1,438)
                  --------   --------   --------   --------  --------
 Balance at end
  of period       $155,342   $159,063   $157,580   $156,482  $155,342
                  ========   ========   ========   ========  ========

 Net (Charge-Offs)/
  Recoveries to
  Average Total
  Loans: (annualized)
   Commercial        (0.27)%     0.20%      0.11%      0.19%     0.06%
   Commercial real
    estate mortgages  0.07%      0.00%      0.00%      0.18%     0.06%
   Residential
    mortgage          0.00%      0.00%      0.00%      0.00%     0.00%
   Real estate
    construction     (0.35)%     0.01%      0.01%      0.01%    (0.08)%
   Equity lines of
    credit            0.00%     (0.01)%     0.00%      0.00%    (0.00)%
   Installment        0.05%      0.02%      0.02%      0.01%     0.03%
    Total loans      (0.11)%     0.08%      0.05%      0.11%     0.03%

 Reserve for Off-
  Balance Sheet
  Credit Commitments

 Balance at
  beginning of
  period          $ 15,652   $ 15,206   $ 15,753   $ 15,596  $ 15,596
   Provision for
    credit losses/
    transfers          772        446       (547)       157       828
                  --------   --------   --------   --------  --------
 Balance at end
  of period       $ 16,424   $ 15,652   $ 15,206   $ 15,753  $ 16,424
                  ========   ========   ========   ========  ========

                                            2005
                  ---------------------------------------------------
                  Fourth      Third      Second     First      Full
                  Quarter     Quarter    Quarter    Quarter    Year
                  --------    -------    -------    -------   -------
 Allowance for Loan
  and Lease Losses

 Balance at
  beginning of
  period          $152,920   $147,930   $147,607   $148,568  $148,568

 Net (charge-offs)/
  recoveries:
   Commercial        2,085      4,213      1,067      2,117     9,482
   Commercial real
    estate mortgages     7        324          7     (1,893)   (1,555)
   Residential
    mortgages           --         --          1          2         3
   Real estate
    construction        15      1,192         71         23     1,301
   Equity lines of
    credit              --         --         39          1        40
   Installment         (11)        13          5        (18)      (11)
                  --------   --------   --------   --------  --------
    Total net
     (charge-offs)/
     recoveries      2,096      5,742      1,190        232     9,260

 Provision for
  credit losses/
  transfers         (1,033)      (752)      (867)    (1,193)   (3,845)
                  --------   --------   --------   --------  --------
 Balance at end
  of period       $153,983   $152,920   $147,930   $147,607  $153,983
                  ========   ========   ========   ========  ========
 Net (Charge-Offs)/
  Recoveries to
  Average Total
  Loans: (annualized)
   Commercial         0.24%      0.50%      0.13%      0.28%     0.29%
   Commercial real
    estate mortgages  0.00%      0.07%      0.00%     (0.41)%   (0.09)%
   Residential
    mortgage          0.00%      0.00%      0.00%      0.00%     0.00%
   Real estate
    construction      0.01%      0.65%      0.04%      0.01%     0.17%
   Equity lines of
    credit            0.00%      0.00%      0.05%      0.00%     0.01%
   Installment       (0.02)%     0.02%      0.01%     (0.03)%   (0.01)%
   Total loans        0.09%      0.25%      0.05%      0.01%     0.10%

 Reserve for Off-
  Balance Sheet
  Credit Commitments

 Balance at
  beginning of
  period          $ 14,563   $ 13,811   $ 12,944   $ 11,751  $ 11,751
   Provision for
    credit losses/
    transfers        1,033        752        867      1,193     3,845
                  --------   --------   --------   --------  --------
 Balance at end
  of period       $ 15,596   $ 14,563   $ 13,811   $ 12,944  $ 15,596
                  ========   ========   ========   ========  ========

 CITY NATIONAL CORPORATION
 NONPERFORMING ASSETS
 (unaudited)

 (Dollars in thousands)

                                              2006
                            ------------------------------------------
                            Fourth     Third      Second      First
                            Quarter    Quarter    Quarter     Quarter
                            -------    -------    --------    --------
 Nonaccrual Loans
  Commercial                $ 2,977    $10,416    $  6,691    $  5,642
  Commercial real estate
   mortgages                  4,849      8,094       3,644         923
  Residential mortgages          --         --          --          --
  Real estate construction   12,678         --       4,617       7,492
  Equity lines of credit         --         --          --          --
  Installment                   379        269          49         498
                            -------    -------    --------    --------
    Total nonaccrual loans   20,883     18,779      15,001      14,555

 Other Nonperforming Assets      --         --          --          --
                            -------    -------    --------    --------
   Total nonperforming
    assets                  $20,883    $18,779    $ 15,001    $ 14,555
                            =======    =======    ========    ========

 Loans 90 Days or More Past
   Due on Accrual Status    $   337    $    27    $     18    $     --

 Allowance for loan and lease
  losses as a percentage of:
   Nonaccrual loans          743.88%    847.03%   1,050.47%   1,075.11%
   Total nonperforming
    assets                   743.88%    847.03%   1,050.47%   1,075.11%
   Total loans                 1.50%      1.59%       1.60%       1.64%

 Nonaccrual loans as a
   percentage of total loans   0.20%      0.19%       0.15%       0.15%

 Nonperforming assets as
  a percentage of:
   Total loans and other
    nonperforming assets       0.20%      0.19%       0.15%       0.15%
   Total assets                0.14%      0.13%       0.10%       0.10%

                                              2005
                            ------------------------------------------
                            Fourth     Third      Second      First
                            Quarter    Quarter    Quarter     Quarter
                            -------    -------    --------    --------
 Nonaccrual Loans
  Commercial                $ 5,141    $14,917    $ 17,982    $ 25,117
  Commercial real estate
   mortgages                    923        955       1,543       1,945
  Residential mortgages         294      2,259       1,990       1,990
  Real estate construction    7,650         --          --          --
  Equity lines of credit         21         22          22         212
  Installment                   371        401         624         654
                            -------    -------    --------    --------
    Total nonaccrual loans   14,400     18,554      22,161      29,918

 Other Nonperforming Assets      --         --          --          --
                            -------    -------    --------    --------
  Total nonperforming
   assets                   $14,400    $18,554    $ 22,161    $ 29,918
                            =======    =======    ========    ========

 Loans 90 Days or More Past
  Due on Accrual Status     $    --    $    --    $    103    $    807

 Allowance for loan and
  lease losses as a
  percentage of:
   Nonaccrual loans        1,069.33%    824.19%     667.52%     493.37%
   Total nonperforming
    assets                 1,069.33%    824.19%     667.52%     493.37%
   Total loans                 1.66%      1.70%       1.67%       1.72%

 Nonaccrual loans as a
  percentage of total loans    0.16%      0.21%       0.25%       0.35%

 Nonperforming assets as a
  percentage of:
   Total loans and other non-
    performing assets          0.16%      0.21%       0.25%       0.35%
   Total assets                0.10%      0.13%       0.15%       0.21%

 CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
 (unaudited)

 (Dollars in millions)                        2006
                        ---------------------------------------------
                        Fourth Quarter  Third Quarter  Second Quarter
                         -------------  -------------  --------------
                             Average        Average        Average
                         Balance  Rate  Balance  Rate  Balance  Rate
                         -------  ----  -------  ----  -------  -----
 Assets
  Interest-earning
   assets
    Loans
     Commercial          $ 3,955  7.12% $ 3,827  7.05% $ 3,933  6.85%
     Commercial real
      estate mortgages     2,083  7.60    2,055  7.48    1,943  7.58
     Residential
      mortgages            2,852  5.40    2,801  5.38    2,737  5.31
     Real estate con-
      struction              763  9.24      761  9.37      743  9.14
     Equity lines of
      credit                 397  7.86      375  7.91      352  7.63
     Installment             195  7.56      194  7.58      195  7.72
                         -------        -------        -------
     Total loans          10,245  6.92   10,013  6.88    9,903  6.79
    Due from banks -
     interest-bearing         68  2.70       61  2.55       46  2.31
    Federal funds sold
     and securities
     purchased under
     resale agreements        54  5.28        3  7.13       51  4.77
    Securities available-
     for-sale              3,122  4.64    3,191  4.63    3,529  4.55
    Trading account
     securities               49  5.32       54  5.22       52  6.61
                         -------        -------        -------
      Total interest-
       earning assets     13,538  6.35   13,322  6.30   13,581  6.19
   Allowance for loan
    and lease losses        (159)          (158)          (157)
   Cash and due from
    banks                    407            428            443
   Other assets              926            953            915
                         -------        -------        -------
    Total assets         $14,712        $14,545        $14,782
                         =======        =======        =======

 Liabilities and
  Shareholders' Equity
  Interest-bearing
   deposits
   Interest checking
    accounts             $   762  0.43% $   706  0.36% $   757  0.27%
   Money market accounts   3,252  2.75    3,224  2.57    3,352  2.13
   Savings deposits          160  0.48      163  0.41      174  0.37
   Time deposits - under
    $100,000                 197  4.11      184  3.87      176  3.00
   Time deposits -
    $100,000 and over      1,969  4.65    1,999  4.55    1,652  4.07
                         -------        -------        -------
    Total interest-
     bearing deposits      6,340  3.04    6,276  2.93    6,111  2.40

   Federal funds purchased
    and securities sold
    under repurchase
    agreements               416  5.24      401  5.26      546  4.93
   Other borrowings          554  6.19      558  5.63      652  5.51
                         -------        -------        -------
     Total interest-
      bearing liabilities  7,310  3.41    7,235  3.27    7,309  2.86
  Noninterest-bearing
   deposits                5,711          5,629          5,820
  Other liabilities          218            245            199
  Shareholders' equity     1,473          1,436          1,454
                         -------        -------        -------
     Total liabilities
      and shareholders'
      equity             $14,712        $14,545        $14,782
                         =======        =======        =======
 Net interest spread              2.94%          3.03%          3.33%
                                  ====           ====           =====
 Net interest margin              4.51%          4.53%          4.65%
                                  ====           ====           =====
 Average prime rate               8.25%          8.25%          7.90%
                                  ====           ====           =====

                                       First Quarter     Year to Date
                                       --------------   --------------
                                           Average         Average
                                       Balance   Rate   Balance   Rate
                                       --------  ----   -------   ----
 Assets
  Interest-earning assets
   Loans
    Commercial                         $ 3,813   6.62%  $ 3,882   6.91%
    Commercial real estate
     mortgages                           1,872   7.35     1,989   7.51
    Residential mortgages                2,666   5.27     2,764   5.34
    Real estate construction               743   8.58       753   9.09
    Equity lines of credit                 334   7.17       365   7.66
    Installment                            197   7.41       195   7.57
                                       -------          -------
     Total loans                         9,625   6.59     9,948   6.80
   Due from banks - interest-
    bearing                                 44   1.98        55   2.43
   Federal funds sold and securities
    purchased under resale agreements       13   4.32        31   5.01
   Securities available-for-sale         3,926   4.47     3,439   4.57
   Trading account securities               44   5.26        50   5.61
                                       -------         -------
     Total interest-earning assets      13,652   5.98    13,523   6.21
  Allowance for loan and lease losses     (155)            (157)
  Cash and due from banks                  439              429
  Other assets                             891              921
                                       -------          -------
    Total assets                       $14,827          $14,716
                                       =======          =======

 Liabilities and Shareholders' Equity
  Interest-bearing deposits
   Interest checking accounts          $   808   0.23%      758   0.32%
   Money market accounts                 3,388   1.81     3,304   2.31
   Savings deposits                        179   0.37       169   0.41
   Time deposits - under $100,000          180   2.59       184   3.42
   Time deposits - $100,000 and over     1,254   3.42     1,721   4.26
                                       -------          -------
    Total interest-bearing deposits      5,809   1.92     6,136   2.59

  Federal funds purchased and
   securities sold under repurchase
   agreements                              809   4.48       542   4.89
  Other borrowings                         749   5.09       627   5.57
                                       -------          -------
   Total interest-bearing liabilities    7,367   2.52     7,305   3.02
 Noninterest-bearing deposits            5,779            5,734
 Other liabilities                         200              216
 Shareholders' equity                    1,481            1,461
                                       -------          -------
   Total liabilities and
    shareholders' equity               $14,827          $14,716
                                       =======          =======
 Net interest spread                             3.46%           3.19%
                                                 ====            ====
 Net interest margin                             4.62%           4.58%
                                                 ====            ====
 Average prime rate                              7.43%           7.96%
                                                 ====            ====

 CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
 (unaudited)

 (Dollars in millions)                        2005
                        ---------------------------------------------
                        Fourth Quarter  Third Quarter  Second Quarter
                         -------------  -------------  --------------
                             Average        Average        Average
                         Balance  Rate  Balance  Rate  Balance  Rate
                         -------  ----  -------  ----  -------  -----
 Assets
  Interest-earning assets
   Loans
    Commercial           $ 3,517  6.48% $ 3,376  6.21% $ 3,215  6.01%
    Commercial real estate
     mortgages             1,849  7.28    1,829  7.47    1,856  7.01
    Residential mortgages  2,603  5.23    2,519  5.25    2,444  5.19
    Real estate con-
     struction               727  8.36      725  7.98      728  7.37
    Equity lines of credit   322  6.77      310  6.10      297  5.70
    Installment              192  7.19      204  7.05      208  7.12
                         -------        -------        -------
     Total loans           9,210  6.45    8,963  6.34    8,748  6.13
   Due from banks -
    interest-bearing          44  1.63       41  1.45       37  1.24
   Federal funds sold and
    securities purchased
    under resale agreements   23  4.23       65  3.70       80  2.76
   Securities available-
    for-sale               3,965  4.36    3,983  4.25    3,988  4.24
   Trading account
    securities                39  5.13       37  3.95       37  3.25
                         -------        -------        -------
     Total interest-
      earning assets      13,281  5.80   13,089  5.67   12,890  5.50
   Allowance for loan and
    lease losses            (153)          (151)          (148)
   Cash and due from banks   451            441            443
   Other assets              889            877            856
                         -------        -------        -------
     Total assets        $14,468        $14,256        $14,041
                         =======        =======        =======

   Liabilities and
 Shareholders' Equity
  Interest-bearing
   deposits
    Interest checking
     accounts            $   813  0.21% $   795  0.14% $   849  0.08%
    Money market accounts  3,471  1.49    3,507  1.30    3,568  1.15
    Savings deposits         186  0.29      196  0.29      199  0.28
    Time deposits - under
     $100,000                189  2.62      183  2.03      181  0.98
    Time deposits -
     $100,000 and over     1,136  2.78    1,074  2.87      897  2.84
                         -------        -------        -------
      Total interest-
       bearing deposits    5,795  1.56    5,755  1.42    5,694  1.22

   Federal funds purchased
    and securities sold
    under repurchase
    agreements               289  3.79      256  3.25      315  2.88
   Other borrowings          552  4.55      545  4.13      518  3.85
                         -------        -------        -------
      Total interest-
       bearing liabilities 6,636  1.91    6,556  1.72    6,527  1.51
   Noninterest-bearing
    deposits               6,205          6,104          5,985
   Other liabilities         198            178            170
   Shareholders' equity    1,429          1,418          1,359
                         -------        -------        -------
      Total liabilities
       and shareholders'
       equity            $14,468        $14,256        $14,041
                         =======        =======        =======

 Net interest spread              3.89%          3.95%          3.99%
                                  ====           ====           ====
 Net interest margin              4.85%          4.80%          4.73%
                                  ====           ====           ====
 Average prime rate               6.97%          6.42%          5.91%
                                  ====           ====           ====

                         ---------------------------------------------
                                        First Quarter    Year to Date
                                        --------------  --------------
                                            Average         Average
                                        Balance   Rate  Balance   Rate
                                        -------   ----  -------   ----
 Assets

  Interest-earning assets
   Loans
    Commercial                          $ 3,112   5.75% $ 3,306   6.13%
    Commercial real estate mortgages      1,818   7.02    1,838   7.20
    Residential mortgages                 2,354   5.18    2,481   5.21
    Real estate construction                817   6.74      749   7.59
    Equity lines of credit                  265   5.42      299   6.03
    Installment                             206   6.28      202   6.93
                                        -------         -------
     Total loans                          8,572   5.98    8,875   6.23
   Due from banks - interest-bearing         65   1.34       47   1.42
   Federal funds sold and securities
    purchased under resale agreements        33   2.59       50   3.22
   Securities available-for-sale          4,031   4.38    3,992   4.31
   Trading account securities                38   2.40       38   3.71
                                        -------         -------
     Total interest-earning assets       12,739   5.43   13,002   5.61
  Allowance for loan and lease losses      (149)           (150)
  Cash and due from banks                   441             444
  Other assets                              842             865
                                        -------         -------
    Total assets                        $13,873         $14,161
                                        =======         =======

   Liabilities and
 Shareholders' Equity

 Interest-bearing deposits
  Interest checking accounts            $   858   0.09%  $  828   0.13%
  Money market accounts                   3,690   1.00    3,558   1.23
  Savings deposits                          205   0.24      197   0.27
  Time deposits - under $100,000            182   1.69      184   1.65
  Time deposits - $100,000 and over         944   2.19    1,013   2.72
                                        -------         ----------
    Total interest-bearing deposits       5,879   1.05    5,780   1.32

  Federal funds purchased and securities
   sold under repurchase agreements         254   2.33      278   3.08
  Other borrowings                          519   3.53      534   4.03
                                        -------         -------
    Total interest-bearing liabilities    6,652   1.29    6,592   1.61
 Noninterest-bearing deposits             5,694           5,999
 Other liabilities                          175             180
 Shareholders' equity                     1,352           1,390
                                        -------         -------
    Total liabilities and
     shareholders' equity               $13,873         $14,161
                                        =======         =======

Net interest spread                              4.14%            4.00%
                                                 ====             ====
Net interest margin                              4.75%            4.79%
                                                 ====             ====
Average prime rate                               5.44%            6.19%
                                                 ====             ====

 CITY NATIONAL CORPORATION
 CAPITAL AND CREDIT RATING DATA
 (unaudited)
                                              2006
                       -----------------------------------------------
                       Fourth    Third     Second    First     Year To
                       Quarter   Quarter   Quarter   Quarter     Date
                       -------   -------   -------   -------   -------
 Per Common Share:
 -----------------
  Shares Outstanding
   (in thousands):
  Average - Basic       47,573    47,919    48,957    49,484    48,477
  Average - Diluted     49,012    49,318    50,654    51,309    50,063
  Period-End            47,492    47,639    48,115    49,535
 Book Value            $ 31.18   $ 30.61   $ 29.26   $ 29.87
 Price:
  High                 $ 71.29   $ 68.41   $ 78.25   $ 78.25   $ 78.25
  Low                    65.34     63.69     60.02     71.95     60.02
  Period-end             71.20     67.06     65.09     76.79

 Capital Ratios
  (Dollars in millions):
 -----------------------
 Risk-based capital
  Risk-adjusted assets $11,411   $10,999   $10,811   $10,473
  Tier I capital       $ 1,256   $ 1,229   $ 1,221   $ 1,295
   Percentage of risk
    adjusted assets      11.01     11.18%    11.29%    12.36%
  Total capital        $ 1,544   $ 1,563   $ 1,552   $ 1,624
   Percentage of risk
    adjusted assets      13.53     14.21%    14.36%    15.51%
  Tier I leverage ratio   8.74%     8.66%     8.45%     8.92%
  Period-end shareholders'
   equity to total
   period-end assets      9.96      9.98%     9.73%    10.04%
  Period-end tangible
   shareholders' equity
   to total period-end
   tangible assets        8.18%     8.10%     7.83%     8.27%
  Average shareholders'
   equity to total
  average assets         10.01      9.87%     9.84%     9.99%     9.93%
 Average tangible
  shareholders' equity
  to total average
  tangible assets         8.15%     7.99%     8.04%     8.23%     8.10%

                                           2005
                       -----------------------------------------------
                       Fourth    Third     Second    First      Full
                       Quarter   Quarter   Quarter   Quarter    Year
                       -------   -------   -------   -------   -------
 Per Common Share:
 -----------------
  Shares Outstanding
   (in thousands):
  Average - Basic       49,238    49,198    49,090    49,162    49,159
  Average - Diluted     51,053    51,123    51,043    51,030    51,062
  Period-End            49,347    49,117    49,145    48,958
 Book Value            $ 29.55   $ 28.85   $ 28.51   $ 26.97
 Price:
  High                 $ 75.12   $ 76.10   $ 72.90   $ 71.35   $ 76.10
  Low                    66.39     68.42     66.84     67.49     66.39
  Period-end             72.44     70.09     71.71     69.82

    Capital Ratios
 (Dollars in millions):
 ---------------------
 Risk-based capital
  Risk-adjusted assets $10,148   $ 9,802   $ 9,663    $ 9,410
  Tier I capital       $ 1,251   $ 1,195   $ 1,151    $ 1,100
   Percentage of risk
    adjusted assets      12.33%    12.19%    11.91%    11.69%
  Total capital        $ 1,576   $ 1,539   $ 1,493   $ 1,437
   Percentage of risk
    adjusted assets      15.53%    15.70%    15.45%    15.27%
  Tier I leverage ratio   8.82%     8.58%     8.39%     8.12%
  Period-end shareholders'
   equity to total
   period-end assets     10.00%     9.82%     9.68%     9.49%
  Period-end tangible
   shareholders' equity
   to total period-end
   tangible assets        8.21%     8.00%     7.83%     7.55%
  Average shareholders'
   equity to total
   average assets         9.88%     9.94%     9.68%     9.75%     9.81%
  Average tangible
   shareholders' equity
   to total average
   tangible assets        8.07%     8.08%     7.77%     7.80%     7.93%

 Senior Debt Credit Ratings
 --------------------------
  For The Period Ended                            Standard &
   December 31, 2006          Moody's     Fitch     Poor's      DBRS
                              -------     ------  ----------   -------
   City National Bank             A2          A-        A      A (high)
   City National Corporation      A3          A-        A-         A

CONTACT:  City National Corporation
          Investors
          Christopher J. Carey
            310.888.6777
            Chris.Carey@cnb.com
          Media
          Cary Walker
            213.673.7615
            Cary.Walker@cnb.com

          Conference Call:
          Today, 2:00 p.m. PST
          Dial-in: 800.706.7741
          Pass code: 35592070